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                                                                    EXHIBIT 10.2

                                                  AMENDMENT NO. 7 (this
                                        "Amendment"), dated as of March 14,
                                        2003, by and among PW EAGLE, INC., a
                                        Minnesota corporation (the "Company")
                                        and the investors party to the
                                        Securities Purchase Agreement referred
                                        to below on the date hereof (the
                                        "Investors").

               WHEREAS, the Company and the Investors are parties to a Securities Purchase Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, including pursuant to Amendments No.1 through No. 6, the "Purchase Agreement") pursuant to which the Investors purchased $32,500,000 principal amount of the Company's senior subordinated notes; and

               WHEREAS, Extrusion Technologies, Inc., a Colorado corporation and a direct, wholly owned subsidiary of the Company, as Buyer ("Merger Sub") and Uponor North America, Inc., a Delaware corporation, as Seller entered into a Stock Purchase Agreement made as of March 13, 2003 (the "Stock Purchase Agreement") pursuant to which Merger Sub is purchasing (the "Stock Purchase") all of the issued and outstanding shares of capital stock of Uponor ETI Company (d/b/a Extrusion Technologies, Inc.), a Colorado corporation ("ETI"); and

               WHEREAS, in connection with the Stock Purchase, Merger Sub will merge (the "ETI Merger") with and into ETI, with ETI being the surviving corporation; and

               WHEREAS, Mid-States Plastics, Inc., a Kentucky corporation ("Mid-States") is a direct, wholly owned subsidiary of ETI; and

               WHEREAS, in connection with the Stock Purchase and the ETI Merger, the Company is making a $7,000,000 equity contribution to Merger Sub; and

               WHEREAS, in connection with the Stock Purchase and the ETI Merger, ETI and Mid-States, as Borrowers, are entering into a Loan and Security Agreement made as of the date hereof with Fleet Capital Corporation, as Agent, and the other financial institutions listed therein as Lenders (the "ETI Credit Agreement") pursuant to which the Lenders are providing the Borrowers with a secured credit facility of up to $25,000,000; and

               WHEREAS, the Company has requested, and the Investors party hereto are willing (subject to the terms and conditions hereof), to amend the Purchase Agreement as provided herein;

               NOW, THEREFORE, the parties hereto agree as follows:

               1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

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               2.   Amendments to Section 1.1 (Defined Terms) of the Purchase
Agreement.

                    (a) Section 1.1 of the Purchase Agreement is hereby amended by adding the following new definitions to read in their entirety as follows:

                    "ETI" means Uponor ETI Company (d/b/a Extrusion Technologies, Inc.), a Colorado corporation.

                    "ETI Credit Agreement" means the Loan and Security Agreement made as of March 14, 2003, by and among ETI and Mid-States as Borrowers, Fleet Capital Corporation as Agent and the other financial institutions listed therein as Lenders.

                    "ETI Credit Documents" means the ETI Credit Agreement, together with all exhibits, schedules and related documents."

                    "ETI Group" means ETI and its Subsidiaries, including without limitation, Mid-States."

                    "ETI Stock Purchase" means, collectively, the purchase by Merger Sub of all of the issued and outstanding shares of capital stock of ETI and the merger of Merger Sub with and into ETI, with ETI being the surviving corporation."

                    "ETI Stock Purchase Agreement" means that certain Stock Purchase Agreement dated effective as of March 13, 2003, by and between Merger Sub, as Buyer and Uponor North America, Inc., a Delaware corporation, as Seller."

                    "ETI Stock Purchase Documents" means the ETI Stock Purchase Agreement, together with all exhibits, schedules and related documents."

                    "Merger Sub" means Extrusion Technologies, Inc., a Colorado corporation.

                    "Mid-States" means Mid-States Plastics, Inc., a Kentucky corporation, a direct, wholly owned subsidiary of ETI.

                    "2003 Warrant Agreement" means the Warrant Agreement dated as of March 14, 2003 among the Company and the other signatories thereto, as such Agreement may be amended, supplemented or otherwise modified from time to time."

                    "2003 Warrants" has the meaning given to the term "Warrants" in the 2003 Warrant Agreement."

                    (b) Section 1.1 of the Purchase Agreement is hereby amended by the addition of the following text immediately after the reference to "the Warrant Agreement" in the definition of "Transaction Documents":

                    ", the 2003 Warrants, the 2003 Warrant Agreement".

                                        2

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               3.   Consent to Transactions Contemplated by the ETI Credit
Documents and the ETI Stock Purchase Documents. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors hereby waive compliance by the Company with Sections 7.12, 8.1, 8.2, 8.3, 8.4, 8.5 and 8.8 of the Purchase Agreement, solely to the extent necessary to permit the transactions contemplated by the ETI Credit Documents and the ETI Stock Purchase Documents and the formation by the Company of Merger Sub and the $7 million equity contribution by the Company to Merger Sub.

               4. Amendments to Purchase Agreement in Connection with Transactions Contemplated by the ETI Credit Documents and the ETI Stock Purchase Documents. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors and the Company hereby agree that:

                    (a) In no event shall any provision (including without limitation, any representation, warranty, covenant, default or event of default) of the Purchase Agreement apply to the ETI Group;

                    (b) By way of example, and not in limitation of Section 4(a) above, any reference to "Company", "Obligor", "Subsidiary", "Subsidiaries" or "Consolidated" in the Purchase Agreement shall expressly exclude the ETI Group;

                    (c) By way of example, and not in limitation of Section 4(a) above, and notwithstanding anything to the contrary contained in GAAP, all computations of financial covenants in the Purchase Agreement shall exclude the results of operations and financial condition of the ETI Group;

                    (d) Notwithstanding anything to the contrary contained in this Section 4 or otherwise (but subject to the proviso at the end of this clause (d)), each Person within the ETI Group shall be expressly included as an Subsidiary of the Company for the purposes of Section 7.7 (Maintenance of Books and Records; Financial Statements, Reports, Etc.) of the Purchase Agreement; provided, however, that with respect to the monthly financial statements contemplated by Section 7.7(ii), each Person within the ETI Group shall be expressly excluded as an Subsidiary of the Company;

                    (e) Notwithstanding anything to the contrary contained in this Section 4 or otherwise, each Person within the ETI Group shall be expressly included as an Affiliate of the Company for the purposes of
     Section 8.3 (Affiliate Transactions) of the Purchase Agreement;

                    (f) Notwithstanding anything to the contrary contained in this Section 4 or otherwise, the Company may enter into a tax sharing agreement with the ETI Group; provided that the tax obligations owing by the Company, on the

                                        3

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     one hand, and the ETI Group, on the other hand, do not exceed the tax obligations that either such party would have on a stand-alone basis; and

                    (g) Notwithstanding anything to the contrary contained in this Section 4 or otherwise, the Company shall operate the ETI Group (including, without limitation, with respect to ERISA law compliance, environmental law compliance and tax law compliance) with the same care and diligence as the Company is operated.

               5. Clarifying Amendments to Purchase Agreement. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors and the Company hereby agree that:

                    (a) Section 1.1 of the Purchase Agreement is hereby amended by deleting the reference to "(or added)" in the definition of "EBITDA".

                    (b) Section 8.3 of the Purchase Agreement is hereby amended by amending and restating such Section in its entirety to read as follows:

     "Enter into, or be a party to, or permit any Subsidiary of such Obligor to enter into or be a party to, any transaction with any Affiliate or stockholder of such Obligor or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of such Obligor's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to the Investors and so long as the terms thereof are no less favorable to such Obligor or such Subsidiary than what would be obtainable in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Obligor or such Subsidiary."

               6. Representations and Warranties. In order to induce the Investors to enter into this Amendment, the Company hereby represents and warrants that (v) the ETI Credit Documents and the ETI Stock Purchase Documents and the transactions contemplated thereby do not violate, or conflict with, the Transaction Documents, the Sale and Leaseback Documents or the Loan Documents (as defined in the Senior Credit Agreement), each as amended after giving effect to the amendments to such documents referred to herein, (w) no Default or Event of Default exists on the Effective Date, after giving effect to this Amendment,
(x) no Event of Default (as defined in the Sale and Leaseback Documents) exists on the Effective Date, after giving effect to the amendment to the Sale and Leaseback Documents referred to herein, (y) no Default or Event of Default (in each case as defined in the Senior Credit Agreement) exists on the Effective Date, after giving effect to the amendment to the Senior Credit Agreement referred to herein and (z) all of the representations and warranties contained in the Note Documents shall be true and correct in all respects on the Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date), in each case except as previously disclosed in writing to the Investors.

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               7.   Effectiveness of this Amendment. This Amendment shall become effective on the date (the "Effective Date") when:

                    (i) the Company and the Required Investors shall have signed a counterpart hereof (whether the same or different counterparts),

                    (ii) the Investors shall have received a copy of a duly executed amendment of the Senior Credit Agreement, in form and substance satisfactory to the Required Investors,

                    (iii) the Investors shall have received a copy of a duly executed amendment of the Sale and Leaseback Documents, in form and substance satisfactory to the Required Investors,

                    (iv) the transactions contemplated by the ETI Credit Documents and the ETI Stock Purchase Documents shall have been consummated, in form, substance and upon timing satisfactory to the Required Investors,

                    (v) the Company shall have delivered to the Investors true and correct copies of the ETI Credit Documents and the ETI Stock Purchase Documents, in form and substance satisfactory to the Required Investors,

                    (vi) the Company shall have delivered to the Investors true and correct copies of the 2003 Warrant Agreement, in form and substance satisfactory to the Required Investors,

                    (vii) the Company shall have delivered to each Investor a duly executed 2003 Warrant (issued to such Investor), in form and substance satisfactory to the Required Investors,

                    (viii) the Company shall have delivered to the Investors true and correct copies of an acknowledgement to the Registration Rights Agreement, in form and substance satisfactory to the Required Investors,

                    (ix) the Company shall have delivered to the Investors a copy of a letter from [________] in form and substance reasonably acceptable to the Required Investors confirming (i) [______]'s willingness to enter into a Supply Agreement with the Company and ETI as provided in the ETI Credit Agreement and (ii) the Company currently has nominally equivalent [_____] payment terms,

                    (x) the Investors shall have received a written opinion of Fredrikson & Byron, P.A., counsel to the Company, in form and substance satisfactory to the Required Investors, and

                    (xi) the Company shall have paid all fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with or relating to the preparation, execution or delivery of this Amendment and all other unpaid fees and expenses of O'Melveny & Myers LLP incurred by the Investors in


[_____] confidential treatment requested.

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     connection with the Purchase Agreement to the extent the amount thereof has been provided to the Company prior to the execution and delivery of this Amendment; provided, however, that nothing in this Amendment shall limit the generality of Section 12.4 of the Purchase Agreement.

               8.   Miscellaneous.

                    (a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Purchase Agreement or any other Note Document.

                    (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                    (c) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                    (d) The parties hereby agree that this Amendment shall be a Note Document for all purposes under the Purchase Agreement. From and after the Effective Date, all references in the Purchase Agreement and each of the other Note Documents to the Purchase Agreement shall be deemed to be references to the Purchase Agreement as amended hereby.

                    (e) All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment shall be delivered in accordance with the notice provisions contained in the Purchase Agreement.

                    (f) The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

                                        6

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               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this AMENDMENT NO. 7 to be duly executed and delivered as of the date first above written.

                                        PW EAGLE, INC.

                                        By: /s/ William Spell
                                           -------------------------------------
                                           Name: William Spell
                                           Title: CEO

                                        J.P. MORGAN PARTNERS (23A SBIC), LLC

                                        By: J.P. MORGAN PARTNERS (23A
                                            SBIC MANAGER), INC., Its
                                            Managing Member

                                        By: /s/ Richard D. Watson
                                           -------------------------------------
                                           Name: Richard D. Watson
                                           Title:

                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY

                                        By: David L. Babson & Company Inc. as
                                            Investment Advisor

                                        By: /s/ Michael L. Klotas
                                           -------------------------------------
                                           Name: Michael L. Klotas
                                           Title: Vice President

                                        MASSMUTUAL CORPORATE
                                        INVESTORS

                                        By: /s/ Michael L. Klotas
                                           -------------------------------------
                                           Name: Michael L. Klotas
                                           Title: Vice President

                                       S-1

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                                        The foregoing is executed on behalf of
                                        MassMutual Corporate Investors,
                                        organized under a Declaration of Trust,
                                        dated September 13, 1985, as amended
                                        from time to time. The obligations of
                                        such Trust are not personally binding
                                        upon, nor shall resort to be had to the
                                        property of, any of the Trustees,
                                        shareholders, officers, employees or
                                        agents of such Trust, but the Trust's
                                        property only shall be bound.

                                        MASSMUTUAL PARTICIPATION
                                        INVESTORS

                                        By: /s/ Michael L. Klotas
                                           -------------------------------------
                                           Name: Michael L. Klotas
                                           Title: Vice President

                                        The foregoing is executed on behalf of
                                        MassMutual Participation Investors,
                                        organized under a Declaration of Trust,
                                        dated April 7, 1988, as amended from
                                        time to time. The obligations of such
                                        Trust are not binding upon, nor shall
                                        resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust's assets and property only shall be bound.

                                        MASSMUTUAL CORPORATE VALUE
                                        PARTNERS LIMITED

                                        By: David L. Babson & Company Inc. under
                                            delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company, as Investment Manager

                                        By: /s/ Michael L. Klotas
                                           -------------------------------------
                                           Name: Michael L. Klotas
                                           Title: Vice President

                                       S-2